Exhibit 10.1

ALLONGE TO CONVERTIBLE PROMISSORY NOTES

Allonge (this “Allonge”) to those certain Convertible Promissory Notes (as amended, the “Convertible Promissory Notes”) referenced hereto in Exhibit 1 and made a part hereof, in each case from Bionik Laboratories Corp. (“Borrower”), to the Holders described therein (the “Holders”).

WHEREAS, Section 7.6 of the Convertible Promissory Notes provides, in part, that the Note may be amended with the written consent of the Company and the holders of a majority in original aggregate principal amount of the Note and the Related Notes (as defined in the Convertible Promissory Notes), and that any such amendment shall be binding on all holders of the Convertible Promissory Notes, even if they do not execute such consent, amendment or waiver.

Borrower and the undersigned Holders, which represent a majority in original aggregate principal amount of the Note and the Related Notes, agree that each of the Convertible Promissory Notes shall be revised as follows:

1.       The definition of “Qualified Financing” in Section 1.1 of each of the Convertible Promissory Notes shall be amended and replaced to read as follows:

““Qualified Financing” means an equity or equity-linked round of financing of the Company in whatever form or type that raises, between January 1, 2018 and March 31, 2018, in one or more tranches aggregate gross proceeds of a minimum of $2,000,000.”

2.       Section 3.1(a) of each of the Convertible Promissory Notes shall be amended and replaced to read as follows:

(a)       Conversion upon Maturity Date. Upon a Maturity Date event specified in clause (a) of the definition thereof, without any action on the part of the Holder, the (i) outstanding principal, (ii) accrued and unpaid interest under the Notes and (iii) the Premium, will be converted into shares of Common Stock based upon the lesser of (A) the lowest conversion price of New Round Stock in case there is more than one tranche of New Round Stock or (B) twenty-five cents ($0.25).

This Allonge is intended to be attached to and made a permanent part of the Convertible Promissory Notes.

Dated as of the 30th day of March, 2018.

[Remainder of Page Intentionally left Blank; Signature Page in Counterparts Follows]

Maker:	BIONIK LABORATORIES CORP.

/s/	By:	/s/ Eric Dusseux
	Name:	Eric Dusseux
	Title:	CEO

Agreed to and consented to pursuant to Section 7.6 of the Convertible Promissory Notes:

Holder:

	By:	/s/
Name:
Title:

Aggregate Principal Amount of Convertible Promissory Notes

Exhibit 1

RGD Investissements, as Holder
Convertible Note	$16,666.66	12/23/2016
Convertible Note	$16,666.66	1/24/2017
Convertible Note	$16,666.66	2/17/2017
Convertible Note	$500,000.00	3/28/2017
Convertible Note	$150,000.00	8/14/2017
Convertible Note	$150,000.00	8/29/2017
Convertible Note	$29,350.00	9/14/2017
Convertible Note	$100,000.00	10/2/2017
Convertible Note	$300,000.00	10/17/2017
Convertible Note	$500,000.00	10/30/2017
Convertible Note	$600,000.00	11/27/2017

Star SCI, as Holder
Convertible Note	$50,000.00	8/14/2017
Convertible Note	$50,000.00	8/28/2017
Convertible Note	$100,000.00	9/14/2017
Convertible Note	$300,000.00	9/28/2017

Lombard, as Holder
Convertible Note	$33,333.33	12/22/2016
Convertible Note	$33,333.33	1/26/2017
Convertible Note	$33,333.33	2/15/2017

Lombard, as Holder
Convertible Note	$166,666.67	12/28/2017
Convertible Note	$166,666.67	1/26/2017
Convertible Note	$166,666.67	2/15/2017

Solomar SA, as Holder
Convertible Note	$166,666.67	12/22/2016
Convertible Note	$166,666.67	1/25/2017
Convertible Note	$166,666.67	2/15/2017

Guy Grinberg, as Holder
Convertible Note	$50,000.00	1/11/2017

ECI, as Holder
Convertible Note	$100,000.00	12/22/2016
Convertible Note	$99,975.00	1/26/2017
Convertible Note	$100,000.00	2/16/2017
Convertible Note	$240,000	9/14/017

RREI, as Holder
Convertible Note	$150,000.00	10/17/2017

Alain Krzentowski, as Holder
Convertible Note	$50,000.00	10/18/2017

Rouillon, as Holder
Convertible Note	$30,000.00	9/14/2017

Jean-Pierre Barjon, as Holder
Convertible Note	$200,000.00	12/6/2017